Derivative Financial Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2016
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments and Hedging Activities

17. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments involve, to varying degrees, interest rate, market and credit risk. The Company manages these risks as part of its asset and liability management process and through credit policies and procedures. The Company seeks to minimize counterparty credit risk by establishing credit limits and collateral agreements. The Company utilizes certain derivative financial instruments to enhance its ability to manage interest rate risk that exists as part of its ongoing business operations. In general, the derivative transactions entered into by the Company fall into one of two types: a fair value hedge of a specific fixed-rate loan agreement and an economic hedge of a derivative offering to a Bank customer. The Company does not use derivative financial instruments for trading purposes.

Fair Value Hedges - Interest Rate Swaps. The Company utilizes interest rate swap agreements to hedge interest rate risk. The designated hedged items are subordinated notes related to commercial loans that provide a fixed interest receipt for the Company. The interest rate risk is the uncertainty of future interest rate levels and the impact of changes in rates on the fair value of the loans. The hedging of interest rate risk is intended to reduce the volatility of the fair value of the loans due to changes in the interest rate market.

The Company previously entered into interest rate swaps with a counterparty whereby the Company makes payments based on a fixed interest rate and receives payments from the counterparty based on a floating interest rate, both calculated based on the principal amount of the underlying subordinated note, without the exchange of the underlying principal. The Company no longer enters into these interest rate swap transactions, the last of which occurred in August 2007. The interest rate swaps are designated as fair value hedges under FASB ASC 815, Derivatives and Hedging (“FASB ASC 815”). The critical terms assessed by the Company for each hedge of subordinated notes include the notional amounts of the swap compared to the principal amount of the notes, expiration/maturity dates, benchmark interest rate, prepayment terms and cash payment dates. At December 31, 2016 and 2015, the total outstanding notional amount of these swaps was $1.5 million and $5.6 million, respectively. For each of these swap agreements, the floating rate is based on the one-month London Interbank Offered Rate (“LIBOR”) paid on the first day of the month which matches the interest payment date on each subordinated note. The expiration dates for these swap agreements range from November 1, 2019 to August 1, 2022 and are consistent with the underlying subordinated note maturities and the swaps had a fair value of $0 at inception. At hedge inception and on an ongoing basis, conditions supporting hedge effectiveness are evaluated. The Company believes that all conditions required in paragraph ASC 815-20-25-104 have been met, as all terms of the subordinated note and the interest rate swap match. Because the Company’s evaluations have concluded that the critical terms of the subordinated notes and the interest rate swaps meet the criteria outlined in ASC 815-20-25-104, the “short-cut” method of accounting is applied, which assumes there is no ineffectiveness of a hedging arrangement’s ability to hedge risk as changes in the interest rate component of the swaps’ fair value are expected to exactly offset the corresponding changes in the fair value of the underlying subordinated notes, as described above. Because the hedging arrangement is considered perfectly effective, changes to the underlying benchmark interest rates considered in the valuation of these instruments do not result in a net impact to earnings; however, there may be fair value adjustments related to credit quality variations between counterparties, which may impact earnings as required by FASB ASC 820, Fair Value Measurements and Disclosures (“FASB ASC 820”). The fair value adjustments related to credit quality were not material as of December 31, 2016, 2015 and 2014.

The following tables provide information pertaining to interest rate swaps designated as fair value hedges under FASB ASC 815 at December 31, 2016 and 2015:

SUMMARY OF INTEREST RATE SWAPS DESIGNATED AS FAIR VALUE HEDGES

December 31,	2016		2015
Balance Sheet Location	Notional	Fair Value	Notional	Fair Value
Other liabilities	$1,468	$(165)	$5,572	$(351)

SUMMARY OF INTEREST RATE SWAPS COMPONENTS

December 31,	2016	2015
Weighted average pay rate	7.22%	7.28%
Weighted average receive rate	1.73%	1.98%
Weighted average maturity in years	2.92	1.53

17. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES (Continued)

Customer Derivatives – Interest Rate Swaps/Floors. The Company enters into interest rate swaps that allow our commercial loan customers to effectively convert a variable-rate commercial loan agreement to a fixed-rate commercial loan agreement. Under these agreements, the Company enters into a variable-rate loan agreement with a customer in addition to an interest rate swap agreement, which serves to effectively swap the customer’s variable-rate into a fixed-rate. The Company then enters into a corresponding swap agreement with a third party in order to economically hedge its exposure through the customer agreement. The interest rate swaps with both the customers and third parties are not designated as hedges under FASB ASC 815 and are marked to market through earnings. As the interest rate swaps are structured to offset each other, changes to the underlying benchmark interest rates considered in the valuation of these instruments do not result in an impact to earnings; however, there may be fair value adjustments related to credit quality variations between counterparties, which may impact earnings as required by FASB ASC 820. The Company recognized $83 thousand, $88 thousand and $1.2 million in negative fair value adjustment charges during the years ended December 31, 2016, 2015 and 2014, respectively. These balances included swap termination fees of $117 thousand, $2 thousand and $1.4 million during the years ended December 31, 2016, 2015 and 2014, respectively. These amounts are included in the derivative credit valuation adjustment in the consolidated statements of operations as a reduction to other income.

SUMMARY OF INTEREST RATE SWAPS NOT DESIGNATED AS HEDGING INSTRUMENTS

December 31,	2016		2015
Balance Sheet Location	Notional	Fair Value	Notional	Fair Value
Other assets	$45,236	$2,077	$98,976	$5,611
Other liabilities	(45,236)	(2,087)	(98,976)	(5,649)

The Company has an International Swaps and Derivatives Association agreement with a third party that requires a minimum dollar transfer amount upon a margin call. This requirement is dependent on certain specified credit measures. The amount of collateral posted with the third party at December 31, 2016 and 2015 was $13.8 million and $19.2 million, respectively. The amount of collateral posted with the third party is deemed to be sufficient to collateralize both the fair market value change as well as any additional amounts that may be required as a result of a change in the specified credit measures. The aggregate fair value of all derivative financial instruments in a liability position with credit measure contingencies and entered into with the third party was $2.0 million and $6.0 million at December 31, 2016 and 2015, respectively.